UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $.01 par value per share	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On August 9, 2021, Cornerstone Building Brands, Inc. (the “Company”) completed the previously announced sale of the Company’s Insulated Metal Panels business (the “IMP Sale”) to Nucor Insulated Panel Group Inc (“Purchaser”) and Vulcraft Canada Inc. (“Canada Purchaser”) for an aggregate purchase price of $1 billion in cash, subject to customary adjustments, in accordance with the terms of the Securities Purchase Agreement, dated as of June 5, 2021, by and among Purchaser, Canada Purchaser and the Company (the “Transaction Agreement”).
The foregoing description of the Transaction Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transaction Agreement, which was filed with the Securities and Exchange Commission on August 4, 2021 as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2021, and is incorporated herein by reference. The Company classified the IMP business as held for sale in its consolidated balance sheet in its Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2021.
Item 7.01. Regulation FD Disclosure.
The Company issued a press release on August 9, 2021 announcing the closing of the IMP Sale. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01 and Exhibit 99.1 are furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Exchange Act or the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(b)     Pro forma financial information.
The Unaudited Pro Forma Financial Statements of the Company reflecting the closing of the IMP Sale are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 9, 2021
99.2	Unaudited Pro Forma Consolidated Financial Statements of Cornerstone Building Brands, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Alena S. Brenner
Executive Vice President, General Counsel and Corporate Secretary

Date: August 9, 2021